Exhibit 99.1

Howard Weil Energy Conference

Forward-Looking Statements
Statements contained in this presentation that include company expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the actual results of company earnings could differ materially from those projected in any forward-looking statements. For additional information refer to Southern Union Company’s Securities and Exchange Commission filings.

Southern Union Contact:
Jack Walsh, Director of Investor Relations
212-659-3208
jack.walsh@sug.com

Table of Contents
✓  Southern Union Company Overview
✓  Strategic plan
✓  Organic growth projects
✓  Strategic initiatives
✓  Financial information
✓  Conclusion
✓  Appendix

Southern Union Company Overview

Map of Operations

Value Through Transformation

Significant Events - 2006
✓  Closed the $1.6 billion acquisition of Sid Richardson Energy Services on March 1, 2006
•  Successfully hedged the majority of 2006 and 2007 equity volumes
•  Management will opportunistically hedge equity volumes in 2008 and beyond
•  System flexibility allows hedging through natural gas or natural gas liquids
✓  Successfully closed Pennsylvania and Rhode Island LDC sales with valuations at or near industry highs of approximately 11x EBITDA
•  Like Kind Exchange enables SUG to defer a $265 million tax payment over several years
✓  Issued $600 million of junior subordinated notes at attractive rates to fully refinance Sid Richardson acquisition bridge

Significant accomplishments in 2006

Significant Events - 2006 (cont.)
✓  Placed Phase I and Phase II expansions at Trunkline LNG into service
✓  Announced $250 million Trunkline LNG Infrastructure Enhancement Project (“IEP”) with BG LNG Services
•  Extended terms of BG’s contract by five years through 2028
✓  Announced and subsequently expanded the scope of the Trunkline Field Zone Expansion to $200 million and added new capacity into the Henry Hub
✓  Exchanged ownership interest in Transwestern Pipeline for increased interest in Florida Gas Transmission
•  Transaction allowed SUG to upgrade its risk profile, add stability to its cash flows and position it for future growth in a premium market
✓  Initiated $0.40 per share cash dividend, replacing historical 5% stock dividend
Significant accomplishments in 2006

Strategic Plan

Strategic Plan Summary
✓  Southern Union Company’s entrepreneurial focus and strong work ethic has transformed it from a state-regulated natural gas utility to one of the nation’s largest diversified natural gas companies
✓  Future value creation will come from:
•  Organic growth projects
✓  Trunkline Gas Company Field Zone Expansion
✓  Trunkline LNG Infrastructure Enhancement Project
✓  Florida Gas Transmission Phase VII expansion
✓  Southern Union Gas Services (“SUGS”) expansion projects
✓  LDC rate proceedings
•  New initiatives
✓  Master Limited Partnership (“MLP”) structure
✓  Market opportunities
•  Disciplined capital expenditure and cost containment programs
✓  Balance preservation of investment grade credit ratings and return of capital to shareholders
Enhancing Shareholder Value

Organic Growth Projects

Trunkline Field Zone Expansion
Capital expense: $200MM
EBITDA: $28MM to $36MM
In service: November 2007
✓	Up to 60 miles of 36” pipeline
✓	Up to 840 MMcf/d of new capacity from ETX to WLA
✓	Up to 1 Bcf/d of new capacity into the Henry Hub

The Field Zone expansion will allow Trunkline Gas to receive incremental Texas production and Texas Gulf Coast LNG via existing or proposed intrastate pipeline connections and deliver it to market areas or the Henry Hub.

Trunkline LNG: Infrastructure
Enhancement Project
Trunkline LNG will install new facilities at the Lake Charles, LA terminal to allow for ambient air vaporization of LNG and for natural gas liquids processing.

Capital expense: $250MM
EBITDA: $36MM to $42MM
In service: August 2008
✓	Contracted with BG LNG Services through 2028
✓	Benefits
•	Gas quality control mechanism
•	Lower fuel consumption
•	Increased supply to Trunkline Gas

FGT Phase VII
Capital expense: $60 MM (100% of project)
EBITDA: $10 million (100% of project)
In service: mid 2007
✓	Diversify supply into the system
✓	Increase initial capacity by 100 MMcf/d
✓	Ability to further expand the project by an additional $40 million with a corresponding increase in EBITDA

FGT will build approximately 33 miles of 36” pipeline and add 9,800 horsepower of compression to provide the growing Florida energy market with additional natural gas supply from the Southern LNG Elba Island terminal.

SUGS 2007 Project Summary
✓  More than fifteen organic growth and system enhancement projects across the system
✓  Up to $28MM of organic growth projects that will add incremental volumes to the system
✓  Up to $23MM of system enhancement projects that will generate operating efficiencies and allow further optimization of system assets
✓  Internal rates of return between 25% and 55%
Well Positioned for Organic Growth

SUGS Growth Projects
✓  Deep Atoka Gas Development - Loving, Winkler and Ward Counties, Texas
•  ~200MMcf/d currently producing
•  Expect to double that by 2008 with 16 to 18 rigs
•  5 to 30MM/d per well
✓  Eunice Area Expansion Projects - Lea County, New Mexico
•  70 MMcf/d expansion
•  Expect to connect additional volumes from major active producers in 2007
•  High margin, rich, sour, low pressure gas
✓  Spraberry Trend Expansion - Reagan County, Texas
•  20 mile extension of system into Spraberry trend
•  Over 15 MMcf/d of 6.6 GPM gas
•  Infill drilling continues at a steady pace
✓  West Texas Barnett Shale - Culberson, Reeves, Pecos & Jeff Davis Counties, TX
•  Over 2 MM acres have been leased in past 2 years in area with little infrastructure for gas or NGL’s
•  Approximately 40 evaluation wells have been drilled, are drilling or are permitted
•  Chesapeake recently acquired 135,000 acres and active exploratory program with established commercial production in the area from Hallwood and Four Sevens (Alpine)
•  Additional players include, EOG, Encana, Petro-Hunt, Burlington, Quicksilver and Southwestern Energy

Distribution Business Summary
✓  Missouri Gas Energy
•  MGE is currently involved in a rate proceeding before the Missouri Public Service Commission
•  MGE is seeking a $41.7MM annual rate increase
•  MGE is seeking a straight fixed-variable rate design to mitigate weather and conservation impact on margin
•  New rates effective by April 1, 2007
•  Near-term resolution expected to achieve a fair return, adding significantly to market value of asset
✓  New England Gas Company
•  NEGCO is currently involved in rate settlement discussions with the Massachusetts Attorney General
•  NEGCO pursuing significant rate increase relative to existing return
•  Near-term resolution expected to achieve a fair return, adding significantly to relative market value of asset

Value Creation Through Fair Returns

Strategic Initiatives

MLP Structure
✓  SUG currently intends to create an MLP by the end of 3Q2007 with Southwest Gas Storage assets
•  MLP would seek to develop additional storage projects
•  MLP would seek market-based rates for Southwest Gas Storage and additional projects
•  Offering would be moderately sized to fit the predominantly retail MLP marketplace
•  MLP would provide SUG with a growth vehicle benefiting from a lower cost of capital
•  SUG would review its portfolio to evaluate opportunities for “drop-down” sales of existing assets to the MLP including its pipeline and LNG assets
✓  SUG continues to closely follow the appropriateness of an MLP structure based on the outcome of the Santa Fe Pacific Pipeline case challenging an MLP’s ability to include income tax allowances in its tariff rates

Optimize Corporate Structure to Create Value

Market Opportunities
✓  Southern Union to continue to evaluate opportunities in the market
•  Strategic acquisitions for SUG or potential MLP
•  Partnership or joint venture opportunities with other strategic investors
✓  Southern Union Gas Services is well positioned to capture potential opportunities resulting from the development of the West Texas Barnett Shale

Focus on Value Creation Opportunities

Financial Information

Guidance and Outlook
✓  2007 earnings guidance
•  SUG’s earnings guidance range is $1.60 to $1.70 per share
•  Guidance range is driven by:
✓  Timing and amount of LDC rate cases
✓  Timing and amount of capital spending program
✓  Timing of in-service date of Trunkline Field Zone expansion
✓  Commodity price impact on unhedged gathering & processing volumes
✓  Operating and maintenance expense containment
✓  Expect significant EBITDA growth in 2007 and 2008

Pro Forma EBITDA
(1)  EBITDA is defined as net earnings before interest, taxes, depreciation and amortization. EBITDA includes Southern Union’s 50% interest in the total EBITDA of Citrus Corp. Citrus Corp.’s primary operating asset is Florida Gas Transmission. EBITDA for 2006 as presented includes 50% interest in Citrus Corp. as if it were owned the entire year.
(2)  2008 annualized estimate is pro forma for a full year of the Trunkline LNG Infrastructure Enhancement Project.

Pro Forma EBITDA - Segments(1)
(1)  EBITDA is defined as net earnings before interest, taxes, depreciation and amortization.
(2)  Transportation and Storage is comprised of Panhandle Eastern Pipe Line, LP and subsidiaries and excludes Citrus Corp.’s equity earnings for presentation purposes.
(3)  Amounts shown represent SUG's 50% interest in Citrus Corp.'s total EBITDA. 2006 results are shown for illustrative purposes.
(4)  2008 estimates are based on current forward curves indicating a processing spread of $.30 per gallon and natural gas price of $7.60 per MMBTU. 2008 estimated results are not indicative of values at which the Company may hedge its equity volumes.
(5)  "Other" includes Corporate, the Company's investment in PEI Power Corp., and excludes approx. $22MM in one-time corporate charges in 2006.
(6)  2008 annualized estimate is pro forma for a full year of the Trunkline LNG Infrastructure Enhancement Project.

Investment Grade Focus
✓  Preservation of investment grade ratings is important for:
•  Lower financing costs while accessing capital markets
•  Rate making and reduced regulatory scrutiny
•  Mitigates the need to post collateral in gathering & processing and distribution segments
•  Park and loan business in the transportation & storage segment
✓  SUG must balance the maintenance of investment grade credit ratings with all strategic options
•  Share repurchase
•  Increased dividends
•  Debt repayment
✓  Standard & Poor’s (BBB-), January 19, 2007:
“[T]he current rating does not leave any room for leveraging transactions. Any efforts to appease [shareholder] discontent to the detriment of bondholders could trigger an adverse rating action.”

Conclusion

Summary
✓  Compelling vision and clear strategic plan going forward
•  Strategic transformation and value creation achieved
•  Organic growth projects well advanced with clear visibility for value creation
•  MLP structure as a growth vehicle providing a lower cost of capital and strategic flexibility
•  Balance preservation of investment grade credit ratings and return of capital to shareholders

Commitment to Maximize Shareholder Value

Appendix

Reg. G Reconciliation
(1)	2008 annualized estimate is pro forma for a full year of the Trunkline LNG Infrastructure Enhancement Project.
(2)	Excludes Citrus Corp. which is separately listed for presentation purposes.
(3)	"Other" includes Corporate, the Company's investment in PEI Power Corp., and excludes approx. $22MM in one-time corporate charges in 2006.

Reg. G Reconciliation (cont.)